Filed pursuant to Rule 497(k)
File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

Artisan Global Unconstrained Fund

(the “Fund”)

SUPPLEMENT DATED 28 FEBRUARY 2025

TO THE FUND’S SUMMARY PROSPECTUS

CURRENT AS OF THE DATE HEREOF

Effective 14 March 2025, the table under the subheading titled “Fees and Expenses of the Fund” of the Fund’s summary prospectus, beginning on page 1, is updated to reflect the elimination of the Fund’s 2% redemption fee for each of the Investor, Advisor, and Institutional share classes.

Please Retain This Supplement for Future Reference